Exhibit 99.2
Woodbridge Holdings Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	June 30,	December 31,
	2008	2007
Assets

Cash and cash equivalents	$125,307	195,181
Restricted cash	729	2,207
Current income tax receivable	27,375	27,407
Inventory of real estate	242,185	227,290
Assets held for sale	95,827	96,214
Investments:
Bluegreen Corporation	117,365	116,014
Other equity securities	15,699	—
Other	2,564	2,565
Property and equipment, net	33,005	33,566
Other assets	13,655	12,407

Total assets	$673,711	712,851

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$37,454	41,618
Liabilities related to assets held for sale	82,311	80,093
Notes and mortgage notes payable	172,820	189,768
Junior subordinated debentures	85,052	85,052
Loss in excess of investment in subsidiary	55,214	55,214

Total liabilities	432,851	451,745

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—

Class A Common Stock, $0.01 par value
Authorized: 150,000,000 shares
Issued and outstanding: 95,197,445 and 95,040,731 shares, respectively	952	950

Class B Common Stock, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 shares	12	12

Additional paid-in capital	337,358	336,795
Accumulated deficit	(97,910)	(78,537)
Accumulated other comprehensive income	448	1,886

Total shareholders’ equity	240,860	261,106

Total liabilities and shareholders’ equity	$673,711	712,851

Woodbridge Holdings Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2008	2007	2008	2007
Revenues:
Sales of real estate	$2,395	125,364	2,549	266,662
Other revenues	810	1,702	1,556	3,614

Total revenues	3,205	127,066	4,105	270,276

Costs and expenses:
Cost of sales of real estate	1,758	171,594	1,786	284,502
Selling, general and administrative expenses	12,439	33,017	24,514	65,331
Interest expense	2,146	—	4,865	—
Other expenses	—	413	—	895

Total costs and expenses	16,343	205,024	31,165	350,728

Earnings from Bluegreen Corporation	1,211	1,357	1,737	3,101
Interest and other income	1,946	3,294	3,545	5,634

Loss from continuing operations before income taxes	(9,981)	(73,307)	(21,778)	(71,717)
Benefit for income taxes	—	15,112	—	14,501

Loss from continuing operations	(9,981)	(58,195)	(21,778)	(57,216)

Discontinued operations:
Income from discontinued operations, net of tax	1,039	108	2,405	105

Net loss	$(8,942)	(58,087)	(19,373)	(57,111)

Basic loss per common share:
Continuing operations	$(0.10)	(2.88)	(0.23)	(2.83)
Discontinued operations	0.01	0.01	0.03	0.01

Total basic loss per common share	$(0.09)	(2.87)	(0.20)	(2.82)

Diluted loss per common share:
Continuing operations	$(0.10)	(2.88)	(0.23)	(2.83)
Discontinued operations	0.01	0.01	0.03	0.01

Total diluted loss per common share	$(0.09)	(2.87)	(0.20)	(2.82)

Weighted average common shares outstanding:
Basic	96,264	20,218	96,261	20,217
Diluted	96,264	20,218	96,261	20,217

Dividends declared per common share:
Class A common stock	$—	—	—	0.02
Class B common stock	$—	—	—	0.02

WOODBRIDGE HOLDINGS CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
	Six Months Ended		As of or for the Three Months Ended
(dollars in thousands, except share and per share data)	6/30/2008	6/30/2007	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007

Consolidated Operations:
Revenues from sales of real estate	$2,549	266,662	2,395	154	20,629	122,824	125,364
Cost of sales of real estate	$1,786	284,502	1,758	28	13,399	275,340	171,594

Margin (a)	$763	(17,840)	637	126	7,230	(152,516)	(46,230)
Earnings from Bluegreen Corporation	$1,737	3,101	1,211	526	2,756	4,418	1,357
Selling, general and administrative expenses	$24,514	65,331	12,439	12,075	19,200	31,556	33,017
Loss from continuing operations	$(21,778)	(57,216)	(9,981)	(11,797)	(9,189)	(169,980)	(58,195)
Income from discontinued operations	$2,405	105	1,039	1,366	848	812	108
Net loss	$(19,373)	(57,111)	(8,942)	(10,431)	(8,341)	(169,168)	(58,087)

Basic loss per share (b)
Continuing operations	$(0.23)	(2.83)	(0.10)	(0.12)	(0.10)	(8.41)	(2.88)
Discontinued operations	$0.03	0.01	0.01	0.01	0.01	0.04	0.01

Total basic loss per share	$(0.20)	(2.82)	(0.09)	(0.11)	(0.09)	(8.37)	(2.87)

Diluted loss per share (b)
Continuing operations	$(0.23)	(2.83)	(0.10)	(0.12)	(0.10)	(8.41)	(2.88)
Discontinued operations	$0.03	0.01	0.01	0.01	0.01	0.04	0.01

Total diluted loss per share	$(0.20)	(2.82)	(0.09)	(0.11)	(0.09)	(8.37)	(2.87)

Weighted average shares outstanding - basic	96,261	20,217	96,264	96,257	96,256	20,220	20,218
Weighted average shares outstanding - diluted	96,261	20,217	96,264	96,257	96,256	20,220	20,218

Dividends declared per common share	$—	0.02	—	—	—	—	—

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	597.2%	24.2%	388.1%	1341.7%	90.0%	25.4%	26.0%
Return on average shareholders’ equity, trailing 12 mos. (d)	(74.5%)	(20.4%)	(74.5%)	(82.8%)	(77.6%)	(100.3%)	(20.4%)
Ratio of debt to shareholders’ equity	107.1%	227.6%	107.1%	105.1%	105.3%	510.0%	227.6%
Ratio of debt to total capitalization	51.7%	69.5%	51.7%	51.3%	51.3%	83.6%	69.5%
Ratio of net debt to total capitalization	26.6%	62.9%	26.6%	25.6%	14.9%	78.7%	62.9%

Consolidated Financial Condition Data:
Cash and cash equivalents	$125,307	61,618	125,307	131,183	195,181	35,733	61,618
Inventory of real estate	242,185	776,211	242,185	234,223	227,290	580,104	776,211
Investment in Bluegreen Corporation	117,365	109,658	117,365	116,340	116,014	115,408	109,658
Total assets	673,711	1,096,585	673,711	688,694	712,851	900,392	1,096,585
Total debt	257,872	654,093	257,872	262,119	274,820	609,149	654,093
Total liabilities	432,851	809,244	432,851	439,374	451,745	780,959	809,244
Shareholders’ equity	240,860	287,341	240,860	249,320	261,106	119,433	287,341

Homebuilding Division (e):
Revenues from sales of real estate	$—	257,822	—	—	7,662	122,224	123,653
Cost of sales of real estate	—	278,609	—	—	6,747	267,210	171,006

Margin (a)	$—	(20,787)	—	—	915	(144,986)	(47,353)
Margin percentage (c)	—	(8.1%)	—	—	11.9%	(118.6%)	(38.3%)
Gross orders (units)	—	763	—	—	62	206	478
Cancellations (units)	—	313	—	—	68	157	187
Net orders (units)	—	450	—	—	(6)	49	291
Net orders ( value)	—	106,226	—	—	(3,695)	12,872	62,326
Construction starts	—	489	—	—	4	236	235
Homes delivered	—	741	—	—	28	375	379
Average closing price of homes delivered (h)	$—	333	—	—	274	302	326
Backlog of homes (units)	—	957	—	—	—	631	957
Backlog of homes ($)	$—	297,832	—	—	—	197,404	297,832

Land Division (f):
Revenues from sales of real estate (i)	$1,865	2,694	1,711	154	13,116	757	1,917
Cost of sales of real estate (i)	1,173	555	1,145	28	6,636	256	483

Margin (a) (i)	$692	2,139	566	126	6,480	501	1,434
Margin percentage (c) (i)	37.1%	79.4%	33.1%	81.8%	49.4%	66.2%	74.8%
Acres sold	3	1	3	—	38	1	1
Inventory of real estate (acres) (g)	6,676	6,870	6,676	6,679	6,679	6,717	6,870
Inventory of real estate ($)	$200,976	204,611	200,976	195,068	189,903	212,704	204,611
Backlog of land (acres) — Third parties	326	98	326	260	259	291	98
Backlog of land ($) — Third parties	$96,164	29,013	96,164	78,488	77,888	92,451	29,013

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Homebuilding Division impairment charges and write-offs of deposits and pre-acquisition costs included in cost of sales for the quarters ended June 30, 2007 and September 30, 2007; totaled $63.0 million and $154.3 million, respectively. There were no impairment charges for the quarters ended June 30, 2008, March 31, 2008 and December 31, 2007.

(b)	Diluted loss per share takes into account the dilutive effect of our stock options and restricted stock using the treasury stock method and the dilution in earnings we recognize as a result of outstanding Bluegreen securities that entitle the holders thereof to acquire shares of Bluegreen’s common stock. The weighted average number of common shares outstanding in basic and diluted loss per share for all prior periods presented have been retroactively adjusted for a number of shares representing a bonus element arising from the rights offering that closed at a higher price ($2.05) on October 1, 2007 than the offering price of $2.00 per share.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net loss by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Backlog includes all homes subject to sales contracts.

(f)	There were no land sales to the Homebuilding Division during 2007. Any inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals). Includes approximately 56 acres related to assets held for sale as of June 30, 2008.

(h)	Average closing price of homes delivered excludes lot sales and land sales in the Homebuilding Division.

(i)	Consists of land sales, look back fees and revenue recognition of previously deferred revenue associated with percentage of completion accounting.

WOODBRIDGE HOLDINGS CORPORATION
Land Development Properties
As of: 6/30/08

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining (c)	Acre ($000)	Parties (b)	Available (d)
Currently in Development

Tradition, FL	St. Lucie County, FL	8,246	2,583	5,663	1,794	3,869	26	293	3,576

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	165	2,808	35	33	2,775

	Total Currently in Development	13,636	5,000	8,636	1,959	6,676	$30	326	6,350

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Includes approximately 56 acres related to assets held for sale as of June 30, 2008.

(d)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	3,576	13,000	7,500,000
Tradition, SC	2,775	8,500	1,500,000

Total	6,350	21,500	9,000,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.

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